UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Broad Street Suite 102 Shrewsbury, New Jersey	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 732-898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K of InterCloud Systems, Inc.  (the “Company,” “we,” “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2014 (the “Original Report”), effective as of October 9, 2014, the Company consummated the acquisition from London Bay - VL Acquisition Company, LLC  and Tier 1 Solutions, Inc. of all of the outstanding membership interests of VaultLogix, LLC, a Delaware limited liability company (“VaultLogix”), Data Protection Services, LLC, a Delaware limited liability company (“DPS”), U.S. Data Security Acquisition, LLC, a Delaware limited liability company (“USDSA” and, together with VaultLogix and DPS, the “Acquired Companies”), for an aggregate purchase price of $44.25 million.  The Company is filing this Amendment No. 1 on Form 8-K to the Original Report in order to provide the financial statements of the Acquired Companies and the unaudited pro forma combined information required by Item 9.01 of Form 8-K with respect to the acquisition of the Acquired Companies. All other information set forth in the Original Report remains unchanged.  The historical financial statements of the Acquired Companies and the financial statements of the Acquired Companies in the unaudited pro forma financial statements are presented as London Bay - VL Acquisition Company LLC (“London Bay”), which was comprised of VaultLogix, DPS and USDSA, all under common ownership and reported as such.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements of London Bay, including London Bay’s audited balance sheets as of December 31, 2013 and 2012 and statement of operations, statement of changes to unitholder’s equity and statement of cash flows for the years ended December 31, 2013 and 2012 and related notes, are filed as Exhibit 99.1 to this report and are incorporated herein by reference. The unaudited financial statements of London Bay, including the unaudited balance sheet as of September 30, 2014, unaudited statement of operations for the three and nine months ended September 30, 2014 and 2013, and unaudited statement of cash flows for the nine months ended September 30, 2014 and 2013 and related notes, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(b) Unaudited pro forma combined financial information

The unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2014 and the unaudited pro forma combined condensed statement of operations of the Company for the fiscal year ended December 31, 2013 and the nine months ended September 30, 2014 showing the pro forma effects of the Company's acquisition of the acquired Companies, and related notes, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP independent certified public accounting firm.

99.1	Audited financial statements of London Bay - VL Acquisition Company, LLC as of December 31, 2013 and 2012 and for the fiscal years ended December 31, 2013 and 2012.

99.2	Unaudited financial statements of London Bay - VL Acquisition Company, LLC as of September 30, 2014 and for the three and nine month periods ended September 30, 2014 and 2013.

99.3

The unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2014 and the unaudited pro forma combined condensed statement of operations of the Company for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2014	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
Name: Mark E. Munro
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP independent certified public accounting firm.

99.1	Audited financial statements of London Bay - VL Acquisition Company, LLC as of December 31, 2013 and 2012 and for the fiscal years ended December 31, 2013 and 2012.

99.2	Unaudited Financial Statements of London Bay - VL Acquisition Company, LLC as of September 30, 2014 and for the three and nine month periods ended September 30, 2014 and 2013.

99.3	The unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2014 and the unaudited pro forma combined condensed statement of operations of the Company for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

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